UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) November 20, 2013

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      Build-A-Bear Workshop, Inc. (the “Company”) is announcing the upcoming departure of two directors, effective on the date of the Company’s Annual Meeting of Stockholders in May 2014. In order to reduce the size of its Board from nine to eight directors, a size more consistent with peer group companies, the Company currently intends to replace only one of these positions with a successor director who qualifies as an “audit committee financial expert” as such term is defined under applicable SEC rules.

On November 20, 2013, Virginia Kent gave notice to the Board of Directors of the Company of her decision not to stand for re-election to the Board when her term expires at the Company’s Annual Meeting of Stockholders in May 2014. Ms. Kent has served on the Board of Directors since November 2010. She currently serves as a member of the Audit Committee and the Compensation and Development Committee.

On November 20, 2013, Louis Mucci gave notice to the Board of Directors of the Company of his decision not to stand for re-election to the Board when his term expires at the Company’s Annual Meeting of Stockholders in May 2014. Mr. Mucci has served on the Board of Directors since November 2004. He currently serves as Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

Item 8.01.	Other Events.

On November 20, 2013, at the request of Mary Lou Fiala, the Board of Directors reduced the additional compensation Ms. Fiala receives to serve as Non-Executive Chairman of the Board to an annual cash retainer of $20,000, effective at the beginning of the Company's next fiscal year on December 29, 2013, and an annual grant of restricted stock of the Company with a value of $10,000 on the date of grant, effective with the next scheduled grant on the date of the Company’s 2014 Annual Meeting of Stockholders.

On November 20, 2013, the Board appointed Eric Fencl to replace Tina Klocke as Secretary of the Company. Ms. Klocke continues to serve as Chief Operations and Financial Bear and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: November 25, 2013	By:	/s/ Eric R. Fencl
	Name:	Eric R. Fencl
	Title:	Chief Bearrister, General Counsel,
International Franchising and Secretary

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